================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                OCTOBER 8, 1996
                                (Date of Report)



                      MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                    1-11718
                             (Commission File No.)





               MARYLAND                                       36-3857664
   (State or other jurisdiction of                         (I.R.S. Employer
    incorporation or organization)                        Identification No.)

  TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                   60606
    (Address of principal executive offices)                   (Zip Code)




                               (312) 474-1122
            (Registrant's telephone number, including area code)







================================================================================

ITEM 4.   CHANGES  IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     Manufactured Home Communities, Inc. (the "Registrant") has dismissed Coopers & Lybrand L.L.P. as its independent public accountants effective October 8, 1996.

     In connection with the audits of the two most recent fiscal years and subsequent interim period, which includes the period from January 1, 1996 to October 8, 1996, there have been no disagreements with the former accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure. The former accountants' report on the financial statements of the Registrant for each of the past two fiscal years was unqualified.

     The Registrant has engaged Ernst & Young LLP as its new independent public accountants effective with the dismissal of its former accountants. During the Registrant's two most recent fiscal years and subsequent interim period, which includes the period from January 1, 1996 to October 8, 1996, there have been no consultations with the newly engaged accountants with regard to either the application of accounting principles as to any specific transaction, either completed or proposed, the type of audit opinion that would be rendered on the Registrant's financial statements, or any matter of disagreements with the former accountants.

     The decision to change accountants was approved by all members of the Audit Committee of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     A. Financial Statements:  Not Applicable
     B. Pro Forma Financial Information:  Not Applicable
     C. Exhibits
        16.1 Former Accountants' Letter

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.





                               MANUFACTURED HOME COMMUNITIES, INC.




                               BY:  /s/Thomas P. Heneghan
                                    ---------------------------
                                    Thomas P. Heneghan
                                    Vice President and Chief Financial Officer
                                    (a duly authorized officer and Chief
                                    Accounting Officer of the Company)




DATE:  October 10, 1996

                                 EXHIBIT INDEX



   Exhibit Number     Description                            Page Number
   --------------     -----------                            -----------

   16.1                      Former Accountants' Letter          5